Exhibit 10.21

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(November 15, 2015)

This Amendment to Terminaling Services Agreement is made as of the 15th day of November, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.          Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.          Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.           Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.           Amendments.

2.1.           Correction to Stipulated Volumes. Terminal and Customer incorrectly listed the volume of the dedicated storage provided to Customer at the Greensboro Terminal Facility as totaling 646,107 barrels. The correct volume amount is 664,107 barrels. Consistent with invoices issued, Customer’s Stipulated Volumes shall be revised to reflect the correct amount of storage reserved at the Greensboro Terminal Facility as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

2.2           Stipulated Volumes. Schedule B of the Agreement shall be amended to reduce the Stipulated Volumes at the Gates Terminal Facility by 79,219 barrels effective November 15, 2015.

3.           No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Ken Fenton
Name: Ken Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Jeff Call
Name: Jeff Call
Title: President

AMENDED SCHEDULE B

(Effective as of November 15, 2015)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore	Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	Salisbury	Total
Stipulated Volumes/bbl	762,062	853,900	N/A	78,400	101,178	1,730,643	664,107	413,688	433,000	129,145	5,166,123 (excluding biodiesel and asphalt)

Biodiesel volumes/bbl									500		500

Asphalt Stipulated Volumes/bbl				165,000							165,000

This Amended Schedule B reflects all revisions to the Agreement as of November 15, 2015.